Divestitures - Disclosure of analysis of single amount of disposed operation (Details) - KCO $ in Millions	Oct. 01, 2024 USD ($)
Disclosure Of Analysis Of Single Amount Of Disposed Operation [Line Items]
Cash	$ 195
Fair value of contingent consideration	0
Transaction costs	(4)
Total disposal consideration	191
Carrying amount of net assets sold	(20)
Gain on sale before income tax and reclassification of foreign currency translation reserve	171
Gain on sale after income tax	$ 171